Exhibit 99.8

CWABS 2005-12 Aggregate


Instructions: Please also provide info on conforming and non-conforming pool (cells have already been formatted in column B, C, D, E)

                       aggregate pool        group: ______       group: __ __
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      gross WAC                           7.22%
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     wtd avg FICO                        606.25
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      FICO < 600                         45.16%
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     FICO 600-650                        40.36%
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     wtd avg CLTV                        84.76%
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      CLTV = 80                           9.45%
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     CLTV > 80.01                        62.43%
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    LTV 95.01 -100                       14.72%
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     Full Doc (%)                        86.60%
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    Stated Doc (%)                       13.38%
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      purch (%)                          38.26%
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     CO refi (%)                         58.28%
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     Own Occ (%)                        100.00%
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  Prepay Penalty (%)                     69.98%
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       DTI (%)
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      ARM ? (%)                          81.04%
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       2/28 (%)                          29.79%
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       3/27 (%)                          50.87%
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     1st Lien (%)                       100.00%
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   Avg Loan Balance                 $185,373.11
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      # of Loans                           3783
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   Loan Bal < $100k                       7.97%
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   Mtg Rates > 12%                        0.11%
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  Manuf Housing (%)                       0.23%
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    largest state       CA - 25.75%
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    silent 2nd (%)                       13.63%
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     IO loans (%)                        36.14%
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        5yr IO                           10.56%
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       2 yr IO                           40.35%
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       IO: FICO                          609.53
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        IO LTV                           84.73%
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        IO DTI
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     IO full doc                         88.44%
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      IO: purch                          44.09%
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